UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Soliciting Material under § 240.14a-12
ABACUS GLOBAL MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Abacus Global Management, Inc.
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 12, 2025
Dear Stockholder:
We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) of Abacus Global Management, Inc., a Delaware corporation (“Abacus”, “Company”, or “we”), which will be held at the Nasdaq MarketSite, 151 W. 42nd Street, 10th Floor, New York, NY 10036, on June 12, 2025 at 4:00 p.m. (Eastern Time). For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
The Annual Meeting will be held for the following purposes, which are more fully described in the accompanying materials:
(1)To elect three Class II directors, Cornelis Michiel van Katwijk, Mary Beth Schulte and Karla Radka, to hold office until our annual meeting of stockholders in 2028 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;
(2)To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
(3)To conduct any other business properly brought before the Annual Meeting.
Holders of record of our outstanding shares of common stock (“Common Stock”) at the close of business on April 22, 2025, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 2101 Park Center Drive, Suite 200, Orlando, Florida 32835 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
We have elected to provide internet access to our proxy materials, which include the proxy statement for our Annual Meeting (“Proxy Statement”) accompanying this notice, in lieu of mailing printed copies, where permitted. Providing our Annual Meeting materials via the internet reduces the costs associated with our Annual Meeting and lowers our environmental impact, all without negatively affecting our stockholders’ ability to timely access Annual Meeting materials.

On or about April 28, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report”). The Notice provides instructions on how to vote online or by telephone and how to receive a paper copy of your proxy materials by mail. The Proxy Statement and our 2024 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on the Notice, on your proxy card or in the instructions that accompanied your proxy materials.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote by internet, telephone or mail as soon as possible to ensure your vote is recorded promptly. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the accompanying Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.
Please note, however, that if your shares are held on your behalf by a brokerage firm, bank, or other nominee and you wish to vote at the Annual Meeting, you may need to obtain a proxy issued in your name from that nominee. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares during the Annual Meeting.
By Order of the Board of Directors

Jay Jackson
Chairman of the Board, President and Chief Executive Officer

ABACUS GLOBAL MANAGEMENT, INC.
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement on Schedule 14A (this “Proxy Statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may include statements concerning, among other things, our business strategy, our governance initiatives and impacts of our compensation program.
In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “should,” “would,” “possible,” “potential,” “might,” “seek,” or “will” or the negative or plural of these words or other similar terms or expressions. All statements other than statements of historical fact are forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance.
These forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from expected results. As a result, you should not put undue reliance on any forward-looking statement. These forward-looking statements are included throughout this Proxy Statement. Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the potential impact of our business relationships, including with our employees, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of activity in our sector or the sector of our affiliated companies, which may be caused by, among other things, high and increasing interest rates, or a weak U.S. economy; significant competition that our operating subsidiaries face; compliance with extensive government regulation; and the other risks set forth under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025 (our “2024 Annual Report”) or elsewhere therein and in our other public filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and we caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this Proxy Statement speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. You should read this Proxy Statement with the understanding that our actual future results, performance, and events and circumstances may be materially different from what we expect.

ABACUS GLOBAL MANAGEMENT, INC.
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 12, 2025 at 4:00 p.m. (Eastern Time)

General Information
Our board of directors is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”) of Abacus Global Management, Inc., for the purposes set forth in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. The Annual Meeting will be held in person, at the Nasdaq MarketSite, 151 W. 42nd Street, 10th Floor, New York, NY 10036, on June 12, 2025 at 4:00 p.m. (Eastern Time). The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2024 Annual Report is first being released on or about April 28, 2025 to all stockholders entitled to vote at the Annual Meeting. If you held shares of our Common Stock as of the close of business on April 22, 2025 (the “Record Date”), you are entitled to vote on the proposals described in this Proxy Statement.
In this Proxy Statement, we refer to Abacus Global Management, Inc. as “Abacus,” “we,” “us” or “our” and the board of directors of Abacus as “our board of directors.” We have elected to provide access to our proxy materials over the internet under the SEC’s “notice and access” rules. We will furnish proxy materials to all of our stockholders via the internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting. Accordingly, we are mailing to our stockholders of record and beneficial owners the Notice, which provides instructions on how to access the accompanying proxy statement and our 2024 Annual Report via the internet and how to vote online. The Notice also contains instructions on how to obtain the proxy materials in printed form.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Questions and Answers
What am I voting on?
There are two matters scheduled for a vote at the Annual Meeting:
•Proposal One: Election of three Class II directors, Cornelis Michiel van Katwijk, Mary Beth Schulte and Karla Radka, to hold office until our annual meeting of stockholders in 2028 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal; and
•Proposal Two: Ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
What are the voting recommendations of our board of directors?
Our board of directors recommends that you vote “FOR” the director nominees named in Proposal One and “FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm as described in Proposal Two.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials, including this Proxy Statement and our 2024 Annual Report, to our stockholders over the internet where permitted. Accordingly, if we have sent you the Notice, you will not receive a printed copy of this Proxy Statement and related materials (the “proxy materials”) in the mail unless you specifically request them. All stockholders have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to release the Notice on or about April 28, 2025 to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Holders of our Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of April 22, 2025, there were 95,616,386 shares of our Common Stock outstanding. Holders of our Common Stock will vote on all matters described in this Proxy Statement for which your vote is being solicited. Each share of Common Stock is entitled to one vote on each proposal.
Stockholder of Record: Shares Registered in Your Name. If, as of the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card if one is mailed to you.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank or Other Nominee. If, as of the close of business on the Record Date, your shares were held not in your name, but on your behalf by a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that nominee. Those shares will be reported as being held by the nominee (e.g., your brokerage firm) in the system of record used for identifying stockholders. As a beneficial owner of the shares, you are invited to attend the Annual Meeting, and you have the right to direct your brokerage firm, bank or other nominee regarding how to vote the shares in your account.

Will a list of stockholders of record as of the Record Date be available?
A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 2101 Park Center Drive, Suite 200, Orlando, Florida 32835 for ten days before the Annual Meeting. If you would like to schedule an appointment to examine the stockholder list during this period, please email legal@abacusgm.com.
How do I vote?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote (i) in person during the Annual Meeting or (ii) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend in person and vote during the meeting. In such case, your previously submitted proxy will be disregarded. For more information, see the question below titled “—Can I change my vote or revoke my proxy after submitting a proxy?”
•To vote in advance of the Annual Meeting (i) through the internet, go to www.proxyvote.com to complete an electronic proxy card, or (ii) by telephone, call 1-800-690-6903. You will be asked to provide the control number from the Notice, proxy card or instructions that accompanied your proxy materials. Votes over the internet or by telephone must be received by 11:59 p.m. (Eastern Time) on June 11, 2025 to be counted.
•To vote in advance of the Annual Meeting using a printed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us by the close of business on the day prior to the Annual Meeting, we will vote your shares as you direct.
•To vote in person, attend and vote at the Annual Meeting.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee. If you are a beneficial owner of shares held on your behalf by a brokerage firm, bank or other nominee, you should receive a Notice containing voting instructions from that nominee rather than from us. To vote in person during the Annual Meeting, you must follow the instructions from such nominee.
Who will count the votes?
Broadridge Financial Services will tabulate and certify the votes. A representative of Abacus may serve as an inspector of election.
How many votes do I have?
Holders of our Common Stock will have one vote per share held as of the close of business on the Record Date. Holders of our Common Stock will vote on all matters described in this Proxy Statement for which your vote is being solicited.
What if another matter is properly brought before the Annual Meeting?
Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and currently knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, using a printed proxy card or in person during the Annual Meeting.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy after submitting a proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting in any one of the following ways:
•Submit another properly completed proxy card with a later date.
•Grant a subsequent proxy by telephone or through the internet.
•Send a timely written notice that you are revoking your proxy to our Corporate Secretary at 2101 Park Center Drive, Suite 200, Orlando, Florida 32835, Attention: Corporate Secretary.
•Attend the Annual Meeting and vote in person during the meeting. Simply attending the Annual Meeting will not, by itself, change your vote or revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a beneficial owner and your shares are held in “street name” on your behalf by a brokerage firm, bank or other nominee, you should follow the instructions provided by that nominee.
Your most recent proxy card or internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote in person at the Annual Meeting.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote through the internet, by telephone, by completing a proxy card or in person during the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with our board of directors’ recommendations:
•“FOR” the election of the three Class II director nominees; and

•“FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my brokerage firm, bank or other nominee with voting instructions, what happens?
If you are a beneficial owner and do not instruct your brokerage firm, bank or other nominee how to vote your shares, your shares will be considered “uninstructed” and the question of whether your nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokerage firms, banks and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as elections of directors (even if not contested), mergers, stockholder proposals, executive compensation and certain corporate governance proposals, even if management-supported. The only routine matter to be presented at our Annual Meeting is the proposal to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two). The election of the three Class II directors (Proposal One) is a non-routine matter.
Accordingly, your brokerage firm, bank or other nominee may vote your shares on Proposal Two, which is considered “routine,” without your instructions. Your brokerage firm, bank or other nominee may not, however, vote your shares on Proposal One without your instructions, which would result in a “broker non-vote” and your shares would not be counted as having been voted on Proposal One. Please instruct your brokerage firm, bank or other nominee to ensure that your vote will be counted. As Proposal Two is considered a “routine” matter, we do not expect “broker non-votes” to exist in connection with this proposal.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank or other nominee by the deadline provided in the materials you receive from your nominee.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the brokerage firm, bank or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
Proposal One. Directors are elected by a plurality vote. “Plurality” means that the three Class II director nominees who receive the largest number of votes cast “FOR” such nominees will be elected as directors. As a result, any shares not voted “FOR” a particular nominee, whether as a result of a “WITHHOLD” vote or a broker non-vote (in other words, where a brokerage firm has not received voting instructions from the beneficial owner and for which the brokerage firm does not have discretionary power to vote on a particular matter), will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on the three Class II director nominees.
Proposal Two. The ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions will not be treated as votes cast for or against the proposal, and thus, will have no effect on the outcome of this proposal. Because this is a “routine” proposal, no broker non-votes are expected to result from this proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting are present at the Annual Meeting either by in-person attendance or by proxy.
Your shares will be counted as present only if you submit a valid proxy (or one is submitted on your behalf by your brokerage, bank or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes are counted as present or represented and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the Annual Meeting may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
We expect that voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Requirements for stockholder proposals to be considered for inclusion in our proxy materials for the 2026 annual meeting of stockholders. To be considered for inclusion in next year’s proxy materials, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing by December 29, 2025, to our Corporate Secretary at 2101 Park Center Drive, Suite 200, Orlando, Florida 32835, Attention: Corporate Secretary.
Requirements for stockholder proposals or nominations to be brought before the 2026 annual meeting of stockholders. Our amended and restated bylaws provide that, for stockholder proposals and nominations that are not to be included in next year’s proxy materials to be considered at an annual meeting, stockholders must give timely advance written notice thereof to our Corporate Secretary at 2101 Park Center Drive, Suite 200, Orlando, Florida 32835, Attention: Corporate Secretary. In order to be considered timely under our bylaws and, for director nominations, under Rule 14a-19 under the Exchange Act, notice of a proposal or a director nomination for consideration at the 2026 annual meeting of stockholders that is not to be included in next year’s proxy materials must be received by our Corporate Secretary in writing not later than the close of business on March 14, 2026 nor earlier than the close of business on February 12, 2026. However, if our 2026 annual meeting of stockholders is not held between May 13, 2026 and August 11, 2026, the notice must be received not earlier than the close of business on the 120th day prior to the 2026 annual meeting of stockholders, and not later than the later of the close of business on (x) the 90th day prior to the 2026 annual meeting of stockholders or (y) the 10th day following the day on which public announcement of the date of the

2026 annual meeting is first made. Any such notice to our Corporate Secretary must include the information required by our amended and restated bylaws.
In addition, stockholders who intend to solicit proxies in support of director nominees other than Abacus’ nominees must also comply with the additional requirements of Rule 14a-19(b) and (c).
Who is paying for this proxy solicitation?
We will pay for the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.

PROPOSAL ONE:
ELECTION OF DIRECTORS
In accordance with our second amended and restated certificate of incorporation and amended and restated bylaws, the number of directors on our board of directors will be determined from time to time by our board of directors. Each class consists, as nearly equal in number as possible, of one-third of the total number of directors, and each class has a staggered three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.
Our board of directors currently consists of seven members and is divided into three classes as follows:
•the Class II directors are Cornelis Michiel van Katwijk, Mary Beth Schulte and Karla Radka, whose terms will expire at the upcoming Annual Meeting;
•the Class III directors are Jay Jackson and Thomas W. Corbett, Jr., whose terms will expire at the annual meeting of stockholders to be held in 2026; and
•the Class I directors are Adam Gusky and Sean McNealy, whose terms will expire at the annual meeting of stockholders to be held in 2027.
At the recommendation of our Nominating and Corporate Governance Committee, Cornelis Michiel van Katwijk, Mary Beth Schulte and Karla Radka have been nominated for reelection to serve as Class II directors and have agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that the nominees will be unable to serve. If elected at the Annual Meeting, Cornelis Michiel van Katwijk, Mary Beth Schulte and Karla Radka would serve until the annual meeting of stockholders to be held in 2028 and until their successors have been duly elected and qualified, or until their earlier death, resignation, or removal.
Set forth below is biographical information for the three Class II director nominees. For additional information about these nominees, see the section titled “Information Regarding the Board of Directors and Corporate Governance.”
Class II Directors – Nominees for Election at the Annual Meeting
Cornelis Michiel van Katwijk is the former Chief Financial Officer, Treasurer, Director & Executive Vice President at Transamerica Life Insurance Co. (Iowa) and the former Treasurer & Senior Vice President at Transamerica Advisors Life Insurance Company of New York where he was employed from September 2012 through September 2021. He also served on the board of Transamerica Advisors Life Insurance Co. He previously held the position of Group Treasurer at Aegon NV and Chief Financial Officer at AEGON USA LLC (a subsidiary of Aegon NV). Mr. van Katwijk received an MBA from the University of Rochester and an undergraduate degree from Nyenrode Business Universiteit. We believe that Mr. van Katwijk is qualified to serve on the board of directors of the Company due to his former roles as the Chief Financial Officer of Transamerica and financial leadership positions at Aegon NV and AEGON USA LLC. Mr. van Katwijk has served as a director since the consummation of our Business Combination (as defined herein) in July 2023.
Mary Beth Schulte has been a Certified Public Accountant for over 30 years and is currently the Chief Executive Officer of The Strategic CFO LLC since March 2024. In this role, Ms. Schulte is responsible for providing CFO strategy and accounting services to early stage and privately held companies. Ms. Schulte formerly served as a Consulting Chief Financial Officer of Attivo Partners from 2022 to 2024, Director and Outsourced CFO at Anders CPAs & Advisors from 2021 to 2022, as well as a Principal at UHY Advisors MO, Inc. from 2015 to 2020. Ms. Schulte also currently serves on the Board of Directors of Richard A. Chaifetz School of Business – St. Louis University, Capital Innovators, Cultivation Capital and Arch Grants. Ms. Schulte received her MBA and Bachelor of Science in Business Administration for Accounting from the Richard A. Chaifetz School of Business – St. Louis University. We believe that Ms. Schulte is qualified to serve on the board of directors of the Company due to her prior experience as a Chief Financial Officer of a public company and a Certified Public Accountant. Ms. Schulte has served as a director since the consummation of our Business Combination in July 2023.
Karla Radka has been the President and Chief Executive Officer of Senior Resource Alliance, a non-profit agency under contract with the Florida Department of Elder Affairs, since 2019. Ms. Radka previously held leadership roles at Goodwill Industries of Central Florida, where she served as Chief Operating Officer from 2015 through 2019, Florida Family Care, and Community Based Care of Central Florida, a child welfare non-profit. She also founded Public Allies Central Florida, a nationally recognized program, and served as its executive director until 2014. Ms. Radka received her Bachelor of Science and Master of Science in Counseling from Central Christian University. She also later received a mini-MBA at Rollins College Crummer Graduate School of Business. We believe that Ms. Radka is qualified to serve on the board of directors of the Company due to her relevant experience as the Chief Executive Officer of Senior Resource Alliance, a non-profit agency under contract with the Florida Department of Elder Affairs that assists seniors in everyday living. Ms. Radka has served as a director since the consummation of our Business Combination in July 2023.
Directors are elected by a plurality of the votes cast on the election of directors. Accordingly, the nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. If Cornelis Michiel van Katwijk, Mary Beth Schulte and Karla Radka become unavailable for election as a result of an unexpected occurrence, shares that would have been voted for Cornelis Michiel van Katwijk, Mary Beth Schulte and Karla Radka may instead be voted for the election of substitute nominees proposed by our board of directors, or our board of directors may choose to reduce its size. A “WITHHOLD” vote or a broker non-vote will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE
CLASS II DIRECTOR NOMINEES NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE
The following table sets forth, for the Class II nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, their ages, independence and position or office held with us as of April 28, 2025:

Name	Age	Independent	Title
Class II director nominees(1)
Cornelis Michiel van Katwijk(2)	58	✓	Director
Mary Beth Schulte(3)	59	✓	Director
Karla Radka(4)	56	✓	Director
Class III directors(1)
Jay Jackson	52		Chief Executive Officer and Director
Thomas W. Corbett, Jr. (5)	75	✓	Director
Class I directors(1)
Sean McNealy	59		Co-Founder and President; Director
Adam Gusky	50	✓	Director
(1)The Class II director nominees are standing for election at the Annual Meeting and, if elected, will continue in office until the 2028 annual meeting of stockholders. The Class III directors will continue in office until the 2026 annual meeting of the stockholders, and the Class I directors will continue in office until the 2027 annual meeting of stockholders.
(2)Member of our Audit Committee and Compensation Committee.
(3)Member and Chair of our Audit Committee and Compensation Committee. Member of our Nominating and Corporate Governance Committee.
(4)Member and Chair of our Nominating and Corporate Governance Committee. Member of our Audit Committee and Compensation Committee.
(5)Member of our Nominating and Corporate Governance Committee.
Set forth below is biographical information for each person whose term of office as a director will continue after the Annual Meeting. Biographical information for the three Class II director nominees is set forth under the heading “Proposal One: Election of Directors” above.
Class III Directors – Continuing in Office Until the 2026 Annual Meeting of Stockholders
Jay Jackson is the President and Chief Executive Officer of Abacus. He joined Abacus Settlements in 2016 as President & Chief Executive Officer and has also served as Chief Executive Officer of Longevity Market Assets, LLC (“LMA”), one of the two principal operating subsidiaries of Abacus along with Abacus Settlements, since June 2019. His strategic business development and creation of innovative new processes and efficiencies has propelled Abacus forward. Mr. Jackson is an industry thought leader relating to longevity and senior finances; he co-authored the book “Pursuing Wealthspan.” Mr. Jackson also serves as a current member of the Orlando Mayor’s Committee on Livability and Healthy Aging and serves as an Executive Board Member for the Senior Resource Alliance, an agency of the Florida Department of Elder Affairs. Mr. Jackson began his career at Franklin Templeton Investments, where he served as vice president for more than a decade. Prior to joining Abacus, Mr. Jackson co-founded and managed the Fayerweather Street Life Fund, as well as the Cambridge Life Management origination platform for FDO Partners, a $3 billion quantitative investment firm founded by Harvard Business School Professor Ken Froot. We believe that Mr. Jackson is qualified to serve on the board of directors of the Company due to his current role as Chief Executive Officer of Abacus and his 20 years of experience in the financial services and life settlement industries. Mr. Jackson has served as a director since the consummation of our Business Combination in July 2023.
Thomas W. Corbett, Jr. has been the principal member of Corbett Consulting, LLC since 2015 and, from 2011 to 2015, served as the Governor of Pennsylvania. He has also served as Pennsylvania’s Attorney General and as the US Attorney for the Western District of Pennsylvania. Mr. Corbett received a Bachelor of Arts in political science from Lebanon Valley College and a Juris Doctor from St. Mary’s University Law School. He was a member of the board of directors for Composites Consolidation Company LLC from 2015 to 2016 and was a member of the board for Animal Friends of Pittsburgh until 2019. Mr. Corbett has served as a member of the board of directors of Abacus since July 2020. In addition, he currently serves on the board of the Variety Club, The Children’s Charity Pittsburgh. We believe that Mr. Corbett is qualified to serve on the board of directors of the Company due to his extensive leadership and risk management experience as former Governor of Pennsylvania and former Pennsylvania State Attorney General, as well as his past service on other public company boards of directors. Mr. Corbett has served as a director since the consummation of our Business Combination in July 2023 and was a director of our predecessor, East Resources Acquisition Company, beginning July 2020.
Class I Directors – Continuing in Office Until the 2027 Annual Meeting of Stockholders
Sean McNealy is the Co-Founder and President of Abacus. Mr. McNealy has been a leader in the life settlements industry for over 16 years with extensive industry experience in marketing and capital markets. Along with the other two Managing Partners, he co-founded Abacus Settlements, LLC (“Abacus Settlements”) in 2004, and has served as Co-Founder and President of Abacus since that date. Mr. McNealy has written numerous articles about the life settlement industry that have been published in various trade magazines, and has presented to many large insurance broker consortiums, producer groups and key national accounts. In 1991, he graduated from the University of Central Florida with a Bachelor of Science in Marketing. We believe that Mr. McNealy is qualified to serve on the board of directors of the Company due to his current role as President of Abacus and experience in the life settlement industry. Mr. McNealy has served as a director since the consummation of our Business Combination in July 2023.
Adam Gusky has served as the Chief Investment Officer of East Management Services, LP, an affiliate of East Sponsor, LLC, since the inception of East Management Services in 2010. At East Management Services, Mr. Gusky is responsible for all financial due diligence for acquisitions, and he is in charge of the reserve-based lending facility. He also developed and implemented the corporate hedging strategy. Mr. Gusky currently serves on the Board of Directors of Rand Capital Corporation, a publicly traded business development company, where East Asset Management made a control investment. Mr. Gusky received his Bachelor of Arts in History and his MBA from Duke University. We believe that Mr. Gusky is qualified to serve on the board of directors of the Company due to his role as the Chief Investment Officer of East Management Services and his history as an investor in both public and private companies. Mr. Gusky has served as a director since the consummation of our Business Combination in July 2023.

Director Independence
Our Common Stock is listed on The NASDAQ Stock Market LLC (“Nasdaq”), and under the listing rules of Nasdaq, subject to specified exceptions, independent directors must comprise a majority of a listed company’s board of directors, and each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, among other things, the listed company’s board of directors affirmatively determines that the director does not have a relationship which, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has affirmatively determined that each of Adam Gusky, Thomas W. Corbett, Jr., Mary Beth Schulte, Karla Radka and Cornelis Michiel van Katwijk is an “independent director” (as defined in Nasdaq listing rule 5605(a)(2)).
Corporate Governance
Our corporate governance is structured in a manner the Company believes closely aligns our interests with those of our stockholders. Notable features of this corporate governance include:
•our audit, compensation and nominating and corporate governance committees consist entirely of independent directors, and our independent directors meet regularly in executive session without the presence of our corporate officers or non-independent directors;
•at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC; and
•we have implemented a range of other corporate governance best practices, including implementing a director education program, hosting regular meetings between Audit Committee members and financial and accounting management and establishing an online board portal that contains a document library.
Board Leadership
Mr. Jackson serves as the Chairman of our board of directors (the “Chairman”) and the Chief Executive Officer (“CEO”) of the Company and we do not currently have a lead independent director. Our board of directors believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and CEO based on our circumstances and believes that our current leadership structure is appropriate at the present time. Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of senior management, a highly engaged board of directors, and the right balance between (i) effective independent oversight of the Company’s business and (ii) consistent corporate leadership. The board of directors maintains a majority of independent directors who provide oversight of the CEO’s performance and functioning. Our independent directors meet regularly in executive session without the presence of our corporate officers or non-independent directors. Our Compensation Committee annually reviews the CEO’s performance and, together with the Nominating and Corporate Governance Committee, makes recommendations to the board of directors regarding CEO succession planning. The Nominating and Corporate Governance Committee makes recommendations to the board of directors regarding appropriate board organization and structure and oversees an annual evaluation of the effectiveness of our board of directors and its committees. The board of directors believes that Mr. Jackson’s knowledge of the daily operations of and familiarity with the Company and industry put him in the best position to provide leadership to the board of directors on setting the agenda, emerging issues facing the Company and the financial services and life settlements industries, and strategic opportunities. Additionally, Mr. Jackson’s substantial equity stake in the Company creates a strong alignment of interests with the other stockholders. Mr. Jackson’s combined roles also ensure that a unified message is conveyed to stockholders, employees, and clients.

Role of the Board of Directors in Risk Oversight
As part of our board of directors’ meetings, our board of directors assesses on an ongoing basis the risks faced by the Company in executing its business plans and strategies to mitigate such risks. These risks include financial, technological, cybersecurity, competitive and operational exposures. The Audit Committee plays an important role in the oversight of the Company’s policies with respect to financial risk assessment and risk management, as well as assessing the Company’s major financial risk exposures. The role of our board of directors in risk oversight at the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposures, and our board and its committees providing oversight in connection with those efforts and attempts to mitigate identified risks.
Board Meetings and Committees
On June 30, 2023, we consummated the closing of the business combination among East Resources Acquisition Company (“ERES”), Abacus Settlements and LMA (the “Business Combination”). In connection with the Business Combination, each of Abacus Settlements and LMA became wholly-owned subsidiaries of ERES, which was renamed “Abacus Life, Inc.” Our board of directors was appointed, and each of our Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee was established, following the closing of the Business Combination. In February 2025, the Company was renamed Abacus Global Management, Inc.
For the fiscal year ending December 31, 2024, our board of directors met five times, our Audit Committee met four times, our Compensation Committee met two times, and our Nominating and Corporate Governance Committee met one time. Each director attended at least 75% of the aggregate of (i) the total number of board meetings held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. We encourage our directors and nominees for director to attend our annual meeting of stockholders. A total of six of our directors attended last year’s annual meeting.
The composition and responsibilities of each of the standing committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee
Our Audit Committee is responsible for, among other things:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing, with our independent registered public accounting firm, the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
Our Audit Committee consists of Mary Beth Schulte, Karla Radka and Cornelis Michiel van Katwijk, with Ms. Schulte serving as chair. Rule 10A-3 of the Exchange Act and Nasdaq rules require that our Audit Committee be composed entirely of independent members. Our board of directors has affirmatively determined that Ms. Schulte, Ms. Radka and Mr. van Katwijk each meets the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our board of directors has determined that Ms. Schulte and Mr. van Katwijk each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors has adopted a written charter for the Audit Committee, which is available on our corporate website at https://abacusgm.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.
Compensation Committee
Our Compensation Committee is responsible for, among other things:
•reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving the compensation of our CEO;
•overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;

•reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans, policies and programs;
•reviewing and approving all employment agreement and severance arrangements for our executive officers;
•making recommendations to our board of directors regarding the compensation of our directors; and
•retaining and overseeing any compensation consultants.
Our Compensation Committee consists of Mary Beth Schulte, Karla Radka and Cornelis Michiel van Katwijk, with Ms. Schulte serving as chair. Our board of directors has affirmatively determined that Ms. Schulte, Ms. Radka and Mr. van Katwijk each meets the definition of “independent director” for purposes of serving on the Compensation Committee under Nasdaq rules, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our board of directors has adopted a written charter for the Compensation Committee, which is available on our corporate website at https://abacusgm.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying individuals qualified to become members of our board of directors;
•overseeing succession planning for our CEO, including the development of other members of senior management;
•periodically reviewing our board of directors’ organization and structure and recommending any proposed changes to our board of directors;
•overseeing an annual evaluation of the effectiveness of our board of directors and its committees; and
•developing and recommending to our board of directors a set of corporate governance guidelines.
Our Nominating and Corporate Governance Committee consists of Karla Radka, Mary Beth Schulte and Thomas W. Corbett, Jr. with Ms. Radka serving as chair. Our board of directors has affirmatively determined that Ms. Radka, Ms. Schulte and Mr. Corbett, Jr. each meets the definition of “independent director” under Nasdaq rules. Our board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at https://abacusgm.com/. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.
Policies Governing Director Nominations
Director Qualifications
In considering whether to recommend nominees to the board of directors, the Nominating and Corporate Governance Committee considers the entirety of a nominee’s credentials, including, but not limited to, professional background, experience and achievements, reputation and character, educational background and ability to devote sufficient time to serving on the board of directors.
We do not have a formal board diversity policy. However, as part of its evaluation of potential director candidates, the Nominating and Corporate Governance Committee may consider whether each candidate, if elected, assists in achieving a mix of board members that represent a diversity of background and experience. Accordingly, the board of directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry, geographical understanding and strategic experience and expertise that, in concert, offer us and our stockholders a diverse set of opinions and insights in the areas most important to us and our corporate mission. In addition, nominees for director are selected to bring complementary, rather than overlapping, skill sets.
Process for Identifying and Evaluating Director Nominees
The Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in substantially the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate. Any such recommendation should be submitted to the Corporate Secretary in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in the Bylaws.
Compensation of Directors and Officers
The Company’s executive compensation program is designed to:
•attract, retain and motivate senior management leaders who are capable of advancing our mission and strategy and ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;
•reward senior management in a manner aligned with our financial performance; and
•align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.
Decisions with respect to the compensation of our executive officers are made by the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee is a current or former officer or employee of the Company. During 2024, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any other company that has one or more executive officers serving on our board of directors.

Stockholder Communications with the Board of Directors
Stockholders may communicate with our board of directors, or to specific individual directors of the board of directors, including the Chairman, chairperson of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committees, or to the independent directors as a group, by addressing such communications to the Corporate Secretary, and delivering electronically at legal@abacusgm.com. The Corporate Secretary will forward such communications upon receipt as appropriate.
Insider Trading Policy and Hedging and Pledging Policy
The Company’s insider trading policy (the “Insider Trading Policy”) provides that officers, directors, employees and advisory board members of the Company and its subsidiaries, together with entities any such person controls and members of any such person’s household (collectively, “Covered Persons”), if aware of material nonpublic information regarding the Company, may not transact in securities of the Company. The Covered Persons also may not trade in securities of another company with which Abacus does business if they have obtained material nonpublic information about that company during the course of their Abacus duties. Such persons also may not disclose material nonpublic information to any other person or recommend to anyone to trade any securities or refrain from trading any securities when aware of such information.
Pursuant to the Insider Trading Policy, all directors, officers, advisory board members and designated employees of the Company and its subsidiaries are prohibited from entering into short sales, transactions in publicly-traded options (other than transactions in warrants to purchase Company Common Stock), hedging, monetization transactions or similar arrangements with respect to Company securities. In addition, such persons are prohibited from pledging Company securities as collateral for a loan, unless pre-cleared by the General Counsel of the Company. Securities held in a margin account may be sold by the broker without the customer's consent if the customer fails to meet a margin call and securities pledged as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan.
Corporate Governance Guidelines
To further our commitment to sound governance, our board of directors has adopted the Corporate Governance Guidelines to ensure that the necessary policies and procedures are in place to facilitate the board of director’s review and make decisions with respect to the Company’s business operations that are independent from management. The Corporate Governance Guidelines set forth the practices regarding board of director and committee composition, selection and performance evaluations; board of director meetings; director expectations; and management succession planning, including for the CEO. The Corporate Governance Guidelines are available on the Investor Relations page of the Company’s website at https://abacusgm.com/.
Code of Business Conduct and Ethics
We adopted a written code of business conduct and ethics that applies to our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our corporate website at https://abacusgm.com/. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

PROPOSAL TWO:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and our board of directors has directed that the selection of Grant Thornton as our independent registered public accounting firm be submitted to our stockholders for ratification at the Annual Meeting. Grant Thornton has served as our independent registered public accounting firm since 2022. Representatives of Grant Thornton are expected to be present during the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm. However, our Audit Committee is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, our Audit Committee will review its future selection of Grant Thornton as our independent registered public accounting firm. Even if the selection is ratified, our Audit Committee may, in its sole discretion, direct the appointment of different independent auditors at any time during the fiscal year if they determine that such a change would be in the best interests of Abacus and its stockholders.
The affirmative “FOR” vote of a majority of the votes cast by holders of shares of our Common Stock present in person or by proxy during the Annual Meeting and entitled to vote thereon will be required to ratify the selection of Grant Thornton as our independent registered public accounting firm. Abstentions are not considered votes cast and, thus, will have no effect on this proposal. We do not anticipate any broker non-votes in connection with this proposal.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us by Grant Thornton for the periods set forth below:

	Fiscal Year Ended December 31,
	2024	2023

	(in thousands)
Audit Fees(1)	$779	$724(2)
Audit-Related Fees(3)	—	—
Tax Fees(4)	—	—
All Other Fees(5)	$191	—
Total Fees	$970	$724
(1)Audit Fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, reviews of our quarterly condensed consolidated financial statements, and statutory and regulatory filings or engagements.
(2)Reflects an additional $13,000 of Audit Fees in 2023 relating to a 2024 invoice that was reversed and rebilled.
(3)Audit-Related Fees consist of fees for assurance and related services reasonably related to the audit of our financial statements.
(4)Tax Fees consist of the fees for professional services rendered in connection with tax compliance and tax advisory services.

(5)All Other Fees consist of fees for products and services not addressed in the prior categories. For the fiscal year ended December 31, 2024, such fees consisted of consents and comfort letters related to the registration of new securities and securities for resale, including the registration of securities issued under our employee benefit plan.
Pre-Approval Policies and Procedures
The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. In addition, and pursuant to its charter and the Company Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the audit services to be provided by Grant Thornton and also reviews and pre-approves the engagement of Grant Thornton for the provision of other services during the year (if any) including audit-related, tax and other permissible non-audit services. The Audit Committee may delegate to its chairperson the ability to approve services between committee meetings.
Changes in Independent Registered Public Accounting Firm
As previously disclosed in the Current Report on Form 8-K filed with the SEC on July 20, 2023 (the “July 20th Form 8-K”), on July 17, 2023, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, and informed Marcum that it would be replaced by Grant Thornton as the Company’s independent registered public accounting firm effective as of July 17, 2023. Grant Thornton served as the independent registered public accounting firm of Abacus Settlements and LMA prior to the Business Combination.
Marcum’s report on the Company’s financial statements as of December 31, 2022 and 2021 and for each of the two years in the period ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a paragraph regarding substantial doubt about ERES’s ability to continue as a going concern.
During the two years in the period ended December 31, 2022 and the subsequent period through July 17, 2023, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, other than a previously disclosed material weakness in ERES’s internal control over financial reporting related to ERES’s accounting for accruals and application of ASC 480-10-S99-3A to the classification of the Class A common stock and presentation of earnings per share.
During the two years in the period ended December 31, 2022 and the subsequent period through July 17, 2023, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company provided Marcum with a copy of the foregoing disclosures made by the Company and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to the July 20th Form 8-K.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF GRANT
THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with our management. The Audit Committee has also reviewed and discussed with Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and filed with the SEC.
Members of the Audit Committee
Mary Beth Schulte, Chair
Cornelis Michiel van Katwijk
Karla Radka
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Abacus under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of April 22, 2025, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of our board of directors, (3) each of our named executive officers and (4) all directors and executive officers as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of Common Stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.
As of April 22, 2025, 95,616,386 shares of Common Stock were outstanding.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned shares of Common Stock.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock
5% Stockholders:
East Asset Management, LLC (1)	17,239,410	(2)	16.9%
K. Scott Kirby (3)(4)	12,394,775		13.0%
Matthew Ganovsky (3)(4)	10,047,729	(5)	10.5%
Pillo Portsmouth Holding Company, LLC (6)	5,932,882	(7)	6.2%
Directors, Director Nominees and Named Executive Officers (8):
Jay Jackson (4)	9,894,775	(9)	10.3%
Sean McNealy (4)	12,395,075		13.0%
William McCauley (10)	66,788		*
Adam Gusky	69,317	(11)	*
Karla Radka	17,732		*
Cornelis Michiel van Katwijk	17,732		*
Thomas M. Corbett, Jr.	27,732		*
Mary Beth Schulte	34,278		*
All Directors and Executive Officers as a group (10 individuals)	44,965,933		47.0%
*Less than 1%
(1)East Asset Management, LLC is the record holder of the shares of Common Stock and the Private Placement Warrants reported herein. Trusts controlled by Terrence M. Pegula are the sole members of East Asset Management, LLC. As such, Mr. Pegula may be deemed to have or share beneficial ownership of the shares of Common Stock and the Private Placement Warrants held directly by East Asset Management, LLC. Mr. Pegula disclaims any beneficial ownership of the reported shares of Common Stock and the Private Placement Warrants other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of East Asset Management, LLC is 7777 NW Beacon Square Boulevard, Boca Raton, Florida 33487.

(2)Consists of (i) 10,617,810 shares of Common Stock and (ii) 6,621,600 Private Placement Warrants to purchase the same number of shares of Common Stock that are exercisable within 60 days of the date hereof.
(3)The business address for each of these reporting persons is c/o Abacus Global Management, Inc., 2101 Park Center Drive, Suite 200, Orlando, Florida 32835.
(4)Includes RSUs representing 8,000 shares of Common Stock and options to acquire 25,575 shares of Common Stock that have vested, for each of these reporting persons.
(5)Does not include 2,347,046 shares of Common Stock held by trusts established by Mr. Ganovsky, of which Mr. Ganovsky disclaims beneficial ownership.
(6)Based on information contained in a Schedule 13D filed on December 10, 2024. Jose Esteban Casares Garcia is the sole member and sole manager of Pillo Portsmouth Holding Company, LLC (“Pillo”). As such, Mr. Garcia may be deemed to have or share beneficial ownership of the Pillo shares. Pillo and Mr. Garcia may be deemed to have shared beneficial ownership of 1,061,992 of these shares held by an acquisition vehicle of which Pillo is one of a number of equityholders. The address of Pillo is 623 W Lake Street, Box 400, Chicago, Illinois 60661.
(7)This includes 593,287 shares of common stock held in escrow until June 4, 2026 in connection with the Carlisle Acquisition.
(8)The business address for each of these executive directors and officers is c/o Abacus Global Management, Inc., 2101 Park Center Drive, Suite 200, Orlando, Florida 32835.
(9)Does not include 625,000 shares of Common Stock held by a charitable fund established by Mr. Jackson, of which Mr. Jackson disclaims beneficial ownership.
(10)Includes RSUs representing 54,000 shares of Common Stock and options to acquire 12,788 shares of Common Stock that have vested.
(11)3,018 of these shares are held indirectly via AG Energy, LLC, of which Mr. Gusky is the sole member.

EXECUTIVE OFFICERS
The following table sets forth information for our executive officers as of April 28, 2025:

Name	Age	Title
Jay Jackson	52	President and Chief Executive Officer
Matthew Ganovsky	60	Co-Founder and President
Kevin Scott Kirby	58	Co-Founder and President
Sean McNealy	59	Co-Founder and President
William McCauley	52	Chief Financial Officer
Biographical information for Jay Jackson and Sean McNealy is included above with the director biographies in the sections titled “Proposal One: Election of Directors” and “Information Regarding the Board of Directors and Corporate Governance” above.
William McCauley is the Chief Financial Officer of Abacus. He joined Abacus Settlements in January 2020 as Chief Financial Officer and has also served as Chief Financial Officer of LMA, where he managed financial activities and developed financing models. Prior to joining Abacus, he served as the Chief Financial Officer at IFP Advisors, LLC, a registered investment adviser and broker, where he was responsible for all financial activities of the company and was involved in both debt and equity financing. Mr. McCauley also served as a Director of Finance at McKinsey & Company from January 2017 until May 2018, where he was responsible for the financial statements of more than 30 start-up businesses. Mr. McCauley received his Bachelor of Science in Accounting from Bentley University and his MBA from Babson College.
Matthew Ganovsky has been a leader in the life settlements industry for over 25 years with extensive industry experience. He co-founded Abacus Settlements, in 2004, and has served as Co-Founder and Managing Partner of Abacus since that date. Mr. Ganovsky manages our broker division, with involvement in more than 3,000 transactions. Upon the closing of the Business Combination, Mr. Ganovsky began serving as the President of the Company.
Kevin Scott Kirby co-founded Abacus Settlements, in 2004, and has served as Co-Founder and Managing Partner of Abacus since that date. Upon the closing of the Business Combination, Mr. Kirby began serving as the President of the Company. Mr. Kirby has held a Life and Annuity license in the state of Florida since 2006. He received his Bachelor of Science in Business Administration in Business Management from the University of Central Florida.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation of our named executive officers for the years ended December 31, 2024 and 2023.

Name	Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)	Nonequity incentive plan compensation ($)		All other compensation ($)(3)	Total ($)
Jay Jackson	Chief Executive Officer	2024	300,000		896,880	(5)	299,995			41,282	1,538,157
		2023	280,000							30,179	310,179
William McCauley	Chief Financial Officer	2024	300,000	200,000	1,140,940		149,999	600,000	(4)	45,368	2,436,307
		2023	250,000	300,000	3,080,000					31,167	3,661,167
Sean McNealy	President	2024	300,000		896,880	(5)	299,995			39,317	639,312
		2023	255,000							27,978	282,978
(1)Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718. See Note 16 to the Consolidated Financial Statements of the Company included in the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 28, 2025.
(2)Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718. See Note 16 to the Consolidated Financial Statements of the Company included in the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 28, 2025.
(3)Other compensation reflects the Company’s 401(k) match and medical and welfare insurance paid on behalf of the named executive officers.
(4)Reflects 2024 annual bonus.
(5)Includes 81,856 RSUs at a fair market value of $600,000.
Grant of Plan Based Awards
The following table sets forth information concerning the grant of awards made to our named executive officers during the year ended December 31, 2024.

Name	Grant Date	All Other Stock Awards; Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards ($)
Jay Jackson	February 13, 2024	24,000 RSUs	$296,880
		76,725 NSOs	$299,995
William McCauley	February 13, 2024	12,000 RSUs	$148,440
		38,363 NSOs	$149,999
	December 13, 2024	125,000 RSUs	$992,500
Sean McNealy	February 13, 2024	24,000 RSUs	$296,880
		76,725 NSOs	$299,995

Outstanding Equity Awards at December 31, 2024
The following table sets forth information concerning outstanding Common Stock equity awards held by each named executive officer of the Company as of December 31, 2024.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested
Jay Jackson	76,725 NSOs(3)	$12.37	February 13, 2034	24,000 RSUs(4)	$187,920
William McCauley	38,363 NSOs(5)	$12.37	February 13, 2034	587,000 RSUs(6)	$4,596,210
Sean McNealy	76,725 NSOs(3)	$12.37	February 13, 2034	24,000 RSUs(4)	$187,920
(1)One-third of the total amount outstanding will vest on each of the first three anniversaries of the grant date.
(2)One-third of the total amount outstanding will vest on each of the first three anniversaries of the grant date.
(3)Includes options to acquire 25,575 shares of Common Stock that later vested on February 13, 2025.
(4)Includes RSUs representing 8,000 shares of Common Stock that later vested on February 13, 2025. Does not include 81,856 RSUs approved on March 27, 2025.
(5)Includes options to acquire 12,788 shares of Common Stock that later vested on February 13, 2025.
(6)Includes RSUs representing 4,000 shares of Common Stock that later vested on February 13, 2025. Does not include 125,000 RSUs approved on March 27, 2025.
Narrative to the Summary Compensation Table
2024 Annual Base Salary
Abacus pays the named executive officers a base salary to compensate them for services rendered to Abacus. The base salary payable to the named executive officers is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In 2024, the base salary for each of the named executive officers was $300,000.
Annual Bonus Plan
For 2024, each of our named executive officers was eligible to earn an annual bonus under our annual bonus program based on the achievement of corporate and individual performance objectives. The target annual bonus percentage for each of our named executive officers for 2024 equals 50% to 200% of the executive’s base salary at the beginning of such year. Upon the achievement of certain 2024 Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) growth targets, a named executive officer was eligible to achieve an annual bonus of between 50% and 200% of 2024 beginning base salary. Based on individual performance, the amount of any annual bonus could be adjusted (up or down) by 10% of base salary. The annual bonus could consist of both cash and equity, with the percentage of cash ranging from 25% to 100% of the bonus amount.
Based on the Company’s achievement of 2024 Adjusted EBITDA growth in excess of 30% when compared to 2023 Adjusted EBITDA, the Compensation Committee determined that bonuses equal to 200% of base salary would be paid to each of Jay Jackson, Sean McNealy, and William McCauley. Messrs. Jackson and

McNealy agreed to accept the entirety of their 2024 annual bonus in Company equity, as described below. The Company paid Mr. McCauley’s annual bonus of $600,000 in cash. In August 2024, the Compensation Committee determined William McCauley be awarded a special cash bonus of $200,000 in recognition of his significant contributions to recent Company achievements that create long-term value for the Company and its stockholders, including the closing of two acquisitions.
As permitted by the Compensation Committee’s charter, the Committee delegated to the CEO the authority to determine and award 2024 and future bonus awards with respect to employees that are not executive officers of the Company.
Equity Compensation
The Company has adopted the Amended and Restated Abacus Life, Inc. 2024 Long-Term Equity Incentive Plan (the “Long-Term Equity Incentive Plan”) which was approved by shareholders at the 2024 Annual Meeting, in order to facilitate the grant of cash and equity incentives to directors, employees, including named executive officers, and consultants to help attract and retain the services of these individuals.
On February 13, 2024, the Compensation Committee of the board of directors of the Company approved the grant of 24,000 restricted stock units each to Mr. Jackson and Mr. McNealy and 12,000 restricted stock units to Mr. McCauley under the Long-Term Equity Incentive Plan, one third of which will vest on each of the first three anniversaries of the grant date.
On February 13, 2024, the Compensation Committee of the board of directors of the Company approved the grant of 76,725 non-qualified stock options to each of Mr. Jackson and Mr. McNealy and 38,363 non-qualified stock options to Mr. McCauley under the Long-Term Equity Incentive Plan, one third of which will vest on each of the first three anniversaries of the grant date.
On December 13, 2024, the Compensation Committee of the board of directors of the Company approved the grant of 125,000 restricted stock units to Mr. McCauley under the Long-Term Equity Incentive Plan, one third of which will vest on each of the first three anniversaries of the grant date.
On March 27, 2025, the Compensation Committee of the board of directors of the Company approved the grant of 81,856 restricted stock units to each of Mr. Jackson and Mr. McNealy representing the entirety of their 2024 annual bonus, one third of which will vest on each of the first three anniversaries of the grant date.
On March 27, 2025, as an incentive for future performance, the Compensation Committee of the board of directors of the Company approved the grant of 125,000 restricted stock units to Mr. McCauley under the Long-Term Equity Incentive Plan, one third of which will vest on each of the first three anniversaries of the grant date.
Mr. Jackson, Mr. McCauley, and Mr. McNealy must remain employed through the end of the applicable vesting period to receive any award under the Long-Term Equity Incentive Plan, except that they may be entitled to a prorated portion of the award in the event of involuntary termination without cause, death, disability or retirement. In addition, in the event of such a termination in connection with a change in control, all unvested awards generally vest immediately.
The Long-Term Equity Incentive Plan
The purpose of the Long-Term Equity Incentive Plan is to provide a means through which Abacus and its affiliates may attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of stockholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in Abacus and provide a means of recognizing their contributions to our success. The board of directors believes that equity awards are necessary for Abacus to remain competitive in its industry and are essential to recruiting and retaining highly qualified employees.
Retirement Plans
Abacus currently maintains a 401(k) retirement savings plan for its employees, including its named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, through contributions to the 401(k) plan. Abacus believes that providing a vehicle for tax-deferred retirement savings though its 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes its employees, including its named executive officers, in accordance with our compensation policies. Abacus made matching contributions under the 401(k) plan to its named executive officers with respect to 2024.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Abacus provides perquisites on a case-by-case basis when it believes it is necessary to attract or retain a named executive officer.
No Tax Gross-Ups
Abacus has no obligations to make gross-up payments to cover named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by Abacus.
Executive Compensation Arrangements
In connection with the Business Combination, in 2023, Abacus entered into employment agreements with its named executive officers. These agreements provide for at-will employment and generally include the named executive officer’s initial base salary, standard benefit plan eligibility and other terms and conditions of employment with Abacus. The terms of each of these employment agreements provide for a term of 36 months with 12-month renewals if not terminated at least 90 days before the expiration date. The agreements also provide for payments in the event of certain terminations of employment, including a higher severance payment if a termination occurs in connection with a change in control event.
Under the terms of each of these employment agreements, if the executive is terminated without cause or resigns for good reason, and timely executes a release of claims against Abacus, he or she will receive the greater of one year of continued base salary or continued salary for the balance of the then-current employment term. The employment agreements also include non-competition and non-solicitation covenants in favor of Abacus for a period of one year after the executive’s termination of employment.
On November 21, 2024, the board of directors accelerated the vesting of approximately 4,569,922 shares of its Common Stock held by Jay Jackson pursuant to that certain Restriction Agreement, dated as of

June 30, 2023, between the Company and Mr. Jackson. The Company and Mr. Jackson originally entered into the Restriction Agreement pursuant to the allocation provisions of the Agreement and Plan of Merger by and among East Resources Acquisition Company, LMA Merger Sub, LLC, Abacus Merger Sub, LLC, Longevity Market Assets, LLC, and Abacus Settlements, LLC, dated as August 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Business Combination Agreement”). Under the Restriction Agreement, 50% of the Restricted Common Stock was scheduled to vest, subject to Mr. Jackson’s continued employment with the Company, on the twenty-five (25) month anniversary of the Restriction Agreement, and the remaining 50% of the Common Stock was scheduled to vest, subject to Mr. Jackson’s continued employment with the Company, on the thirty (30) month anniversary of the Restriction Agreement.
Change of Control and Severance Provisions
Other than as described above for the named executive officers pursuant to their employment agreements, the Company is not a party to any agreement or understanding with respect to payments due to any of the named executive officers following a termination or change of control.
Executive Compensation for Role as Director
Our named executive officers who serve as directors did not receive any compensation in their role as directors of the Company in 2024.
Equity Grant Practices
We do not have any formal policy that requires us to grant, or avoid granting, equity awards to our executive officers at certain times. The Compensation Committee’s general practice is to complete its annual executive compensation review and determine performance goals and target compensation for our executive officers, following which they approve equity awards for our executive officers. Accordingly, annual equity awards are typically granted at the first Compensation Committee meeting of the fiscal year. On occasion, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes. While the Compensation Committee has discretionary authority to grant equity awards to our NEOs outside of the cycle described above, it does not have a practice or policy of granting equity awards in anticipation of the release of material non-public information and, in any event, we do not time the release of material non-public information for the purpose of affecting the value of executive compensation.
The following table presents information regarding the non-qualified stock options granted to our named executive officers on the date that was two business days prior to the filing of two Current Reports on Form 8-K with the SEC regarding the execution of an underwriting agreement with respect to, and the completion of, a registered public offering of 9.875% fixed rate senior notes due 2028.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material non-public information

Jay Jackson	February 13, 2024	76,725	$12.37	$299,995	0%
William McCauley	February 13, 2024	38,363	$12.37	$149,999	0%
Sean McNealy	February 13, 2024	76,725	$12.37	$299,995	0%

DIRECTOR COMPENSATION
Our non-employee directors receive annual grants of shares of unrestricted Common Stock equal to $75,000. In addition, the Audit Committee chair receives an additional $15,000 worth of shares of unrestricted Common Stock annually. We also reimburse our directors for reasonable travel expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which they serve, as well as other corporate events at which our directors’ attendance is requested or required. Directors do not receive any additional compensation.
The board of directors, in its discretion, may revise or replace the compensation policies described above.
Director Compensation Table
The following table sets forth information regarding compensation earned by or paid to our non-employee directors for the fiscal year ended December 31, 2024.
The compensation of Jay Jackson and Sean McNealy as named executive officers is set forth above under “Executive Compensation—Executive Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Adam Gusky	—	75,000	75,000
Karla Radka	—	75,000	75,000
Cornelis Michiel van Katwijk	—	75,000	75,000
Thomas W. Corbett, Jr.	—	75,000	75,000
Mary Beth Schulte	—	90,000	90,000
(1)Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718.
(2)Stock awards were granted on April 2, 2025 for compensation partially earned for the fiscal year ended December 31, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Sponsor PIK Note
On the closing date of the Business Combination, East Sponsor, LLC, a Delaware limited liability company (“Sponsor”), made an unsecured loan to the Company in the aggregate amount of $10,471,648 (the “Sponsor PIK Note”). The Sponsor PIK Note matures on June 30, 2028 (the “Maturity Date”) and may be prepaid at any time in accordance with its terms without any premium or penalty. As of December 31, 2024 and March 31, 2025 there was $12,525,635 and $12,905,174 outstanding on the Sponsor PIK Note, respectively.
On July 5, 2023, in connection with the closing of the SPV Investment Facility (as defined below), Abacus amended and restated the Sponsor PIK Note (the “Amended Sponsor PIK Note”), pursuant to which, among other things, Sponsor transferred its rights and obligations under the Sponsor PIK Note to East Asset Management, LLC, a Delaware limited liability company (“EAM”), the managing member of the Sponsor. The Amended Sponsor PIK Note accrues interest daily at a rate of 12.0% per annum compounding semi-annually until the earlier to occur of the Maturity Date and the date on which it is repaid. Accrued and unpaid interest is payable in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2023. Upon the occurrence of a Change of Control Event (as defined in the Amended Sponsor PIK Note), EAM will have the option to require the Company to redeem the Amended Sponsor PIK Note.
SPV Purchase and Sale and SPV Investment Facility
On July 5, 2023, the Company entered into an Asset Purchase Agreement (the “Policy APA”) to acquire certain insurance policies with an aggregate fair market value of $10.0 million from Abacus Investment SPV, LLC, a Delaware limited liability company (“SPV”), in exchange for a payable obligation owing by the Company to the SPV (such acquisition transaction under the Policy APA, the “SPV Purchase and Sale”). The SPV is jointly owned by the Sponsor and former members of LMA and Abacus.
The payable obligation owing by the Company to the SPV in connection with the SPV Purchase and Sale is evidenced by a note issued by the Company under the Company’s SPV Investment Facility (the “SPV Purchase and Sale Note”) in an original principal amount equal to the aggregate fair market value of the acquired insurance policies. The SPV Purchase and Sale Note has the same material terms and conditions as the other credit extensions under the SPV Investment Facility (as defined below).
On July 5, 2023, the Company entered into that certain SPV Investment Facility (the “SPV Investment Facility”), between the Company, as borrower, and the SPV, as lender. The SPV Investment Facility provides for certain credit extensions in an aggregate principal amount of $25 million, including: (i) an initial credit extension in an original principal amount of $15.0 million that was funded upon the closing of the SPV Investment Facility, and (ii) the SPV Purchase and Sale Note in favor of the SPV in an original principal amount of $10.0 million to finance the purchase of the insurance policies under the Policy APA. The SPV Investment Facility matures on July 5, 2026, three years after the closing of the SPV Investment Facility, subject to two automatic extensions of one year each without any amendment of the relevant documentation. In addition, interest accrues on the SPV Investment Facility at a rate of 12.00% per annum, payable quarterly, all of which is to be paid in-kind by the Company by increasing the principal amount of the SPV Investment Facility owing to the SPV on each interest payment date and provides a default rate that will accrue at 2.00% per annum (subject to applicable subordination restrictions) over the rate otherwise applicable. If cash payment is not permitted due to applicable subordination restrictions or otherwise, such default interest will be paid in-kind.

In early July 2024, the Company paid $28,189,406 to extinguish the SPV Purchase and Sale Note early. The total paid included $3,189,406 in accumulated non-cash interest incurred through the early extinguishment date. Upon the repayment of the SPV Purchase and Sale Note the SPV Investment Facility was terminated.
Carlisle Acquisition
On December 2, 2024, the Company completed the acquisition of Carlisle Management Company S.C.A., a corporate partnership limited by shares established under the laws of Luxembourg (“CMC”), Carlisle Investment Group S.A.R.L., a private limited liability company incorporated under the laws of Luxembourg (“CIG,” and together with CMC, “Carlisle”), a Luxembourg-based investment manager in the life settlement space (the “Carlisle Acquisition”).
Following the Carlisle Acquisition, life policy sales to, or purchases from, the funds managed by Carlisle (the “Carlisle Funds”) are considered related party activity. In addition, management and performance fee receivables from the Carlisle Funds are considered related party receivables. As of December 31, 2024, the Company had $6,772,072 and $13,379,301 current and noncurrent related party receivables due from the Carlisle Funds, respectively. For the year ended December 31, 2024, the Company recognized $3,312,202 in realized gains from life policy sales to the Carlisle Funds post-acquisition. Post acquisition, the Company purchased $18,112,784 in life policies from the Carlisle Funds, of which $10,662,784 were acquired by exchanging life policies with different risk characteristics and risk profiles. As of December 31, 2024, there was $337,840 owed from the Carlisle Funds for portfolio servicing related activities.
In connection with the Carlisle Acquisition, the Company entered into an Escrow Agreement with the sellers of the Carlisle business, including Pillo, which may be deemed to beneficially own approximately 6% of our Common Stock (which it received as partial consideration for the Carlisle Acquisition). Jose Esteban Casares Garcia, the sole member and sole manager of Pillo, is the chief executive officer of Carlisle Management Company S.C.A., a subsidiary of the Company. The Escrow Agreement requires a portion of the Common Stock and 9.875% fixed rate notes due 2028 received by Pillo and the other sellers in the Carlisle Acquisition, equal to 10% of the Base Purchase Price (as defined therein), to be placed in escrow until June 4, 2026 to fund payments for the purchase price adjustment and certain post-closing indemnification obligations.
In addition, such sellers, including Pillo, entered into an Equity Registration Rights Agreement and a Notes Registration Rights Agreement with the Company. The registration rights agreements provide certain registration rights in connection with the Common Stock and 9.875% fixed rate notes due 2028 received by Pillo and the other sellers in the Carlisle Acquisition. The registration rights agreements provide that the Company will file a shelf registration statement to permit the resale of the applicable securities from time to time, provide for certain demand and piggyback registration rights and provide that the Company will pay certain expenses with respect to such registration and indemnify the sellers against certain liabilities. In addition, such sellers, including Pillo, have executed a Share Lockup and Standstill Agreement providing that each seller will not (subject to certain customary exceptions) transfer such seller’s shares through July 3, 2025, and that each seller will not transfer more than 15% of the shares held on the closing date of the Carlisle Acquisition within any 30-day period. In addition, each such seller agreed, for 12 months following the closing date of the Carlisle Acquisition, not to initiate or participate in any acquisition of the Company’s securities that would result in (i) such seller and its affiliates and associates beneficially owning 10% or more of the Company’s voting securities or (ii) any group beneficially owning 20% or more of the Company’s voting securities.

Nova Funds
The Company provides certain life settlement policy servicing and origination services, respectively, to Nova Trading (US), LLC (“Nova Trading”), a Delaware limited liability company and Nova Holding (US) LP, a Delaware limited partnership (“Nova Holding” and collectively with Nova Trading, the “Nova Funds”). Jay Jackson, Sean McNealy, Matthew Ganovsky and Scott Kirby jointly have an indirect minority ownership interest in the Nova Funds.
The Company earns service revenue by providing administrative work to keep life insurance policies in force at the most advantageous premium levels on behalf of the Nova Funds. The servicing fee is equal to 50 basis points (0.50%) times the monthly invested amount in policies held by Nova Funds divided by 12. The Company earned $471,094 in service revenue from the Nova Funds for the year ended December 31, 2024. The Company may at times purchase policies it services for the Nova Funds for active management trading purposes. During 2024, the Company paid $98,400,029 to acquire policies from the Nova Funds. The Nova Funds sold their entire life policy settlement portfolio during 2024. The Company earned $471,094 in service revenue from the Nova Funds for the year ended December 31, 2024 and $0 for the three months ended March 31, 2025.
NIB Acquisition
On April 24, 2025, the Company completed the acquisition of National Insurance Brokerage, LLC ("NIB"), a Delaware limited liability company (the “NIB Acquisition”). NIB was wholly owned by Jay Jackson, who held a 25% beneficial interest in NIB, and KMG Group Holdings, LLC ("KMG"), who held a 75% beneficial interest in NIB (the "Sellers"). KMG is equally owned by Matthew Ganovsky, K. Scott Kirby, and Sean McNealy. The Company paid $3,000,000 to acquire 100% of the interest in NIB.
Other Items
As of December 31, 2024, $1,527,062 was due from affiliates. The majority of the due from affiliate amount represents transaction costs incurred by the Company related to the formation of an investment fund being registered under the Investment Company Act of 1940 that will be reimbursed upon regulatory approval and effectiveness of the investment fund and subsequent sale of shares in the investment fund.
Registration Rights Agreement and Support Agreements
Following the closing of the Business Combination, the Company, and certain stockholders of the Company, including East Sponsor, LLC, Thomas W. Corbett, Jr., Jay Jackson, Scott Kirby, Sean McNealy, and Matthew Ganovsky entered into an Amended and Restated Registration Rights Agreement, pursuant to which the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities of the Company that are held by the parties thereto from time to time. Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement registering the resale of the Common Stock (including those held as of the effective time or issuable upon future exercise of the Private Placement Warrants) and the Private Placement Warrants (the “Registrable Securities”) under the Registration Rights Agreement within 30 days of the closing of the Business Combination. The holders may request to sell all or any portion of their Registrable Securities in an underwritten offering (an “Underwritten Shelf Takedown”) so long as the total offering price is reasonably expected to exceed $20,000,000. The sponsor may not demand more than two Underwritten Shelf Takedowns, the holders (other than the sponsor) may not demand more than two Underwritten Shelf Takedowns and the Company shall not be obligated to participate in more than four Underwritten Shelf Takedowns, in the aggregate, in any 12-month period. The Company also agreed to provide customary “piggyback” registration rights, subject to certain requirements and customary conditions. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.
 Pursuant to the Company Support Agreement, dated as of August 30, 2022, by and among East Resources Acquisition Company, LMA, Legacy Abacus, Mr. Jackson as an LMA Member, and the other parties signatory thereto, as amended (the “Company Support Agreement”) and the Sponsor Support Agreement, dated as of August 30, 2022, by and among the East Resources Acquisition Company, Sponsor, LMA and Legacy Abacus, as amended (the “Sponsor Support Agreement”), (a) holders of shares of Common Stock issued as Aggregate Merger Consideration (as defined in the Agreement and Plan of Merger between the Company and East Resources Acquisition Company, as amended) (the “Company Holders”) and (b) East Sponsor, LLC (together with the Company Holders, the “Restricted Holders”) are, in each case, subject to certain restrictions on the transfer of 85% of the shares of Common Stock issued to the respective Restricted Holder in connection with the closing of the Business Combination until 24 months after the closing of the Business Combination, in each case, subject to certain transfers permitted by the Company Support Agreement and the Sponsor Support Agreement, as applicable. On November 21, 2024, the Company released approximately 4,569,922 shares of Common Stock held by Jay Jackson, our chief executive officer, from the transfer and other restrictions applicable to such shares.
Procedures with Respect to Review and Approval of Related Person Transactions
The board of directors of the Company recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). The board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements of Nasdaq. Under the policy, the Company’s legal team is primarily responsible for maintaining processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, the Company’s general counsel presents to the audit committee all relevant facts and circumstances relating to the related person transaction. The audit committee reviews the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the Company’s code of business conduct and ethics, and either approve or disapprove the related person transaction. If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee, subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then, upon such recognition, the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. The Company’s management will update the audit committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director will be permitted to participate in approval of a related person transaction for which he or she is a related person.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires that our executive officers, directors and 10% stockholders file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms, we believe that all reporting requirements for the fiscal year ended December 31, 2024 were complied with by each person who at any time during the fiscal year ended December 31, 2024 was a director or an executive officer or held more than 10% of our Common Stock, except for the following: Matthew Ganovsky filed a late Form 4 on November 25, 2024 and on December 10, 2024; Adam Gusky filed a late Form 4 on November 27, 2024; and William McCauley filed a late Form 4 on July 9, 2024 and on December 18, 2024.
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes share and exercise price information about the Company’s equity compensation plans as of December 31, 2024.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity Compensation plans approved by security holders	230,175	12.37	10,215,756
Equity Compensation plans not approved by security holders	0	0	0

HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent. If your annual report and proxy statement have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the proxy materials by writing to: 2101 Park Center Drive, Suite 200, Orlando, Florida 32835, by email to: legal@abacusgm.com, or by telephone at: (800) 561-4148.

OTHER MATTERS
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with his best judgment.
April 28, 2025
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K at https://abacusgm.com/. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is also available without charge by writing to Corporate Secretary, Abacus Global Management, Inc., 2101 Park Center Drive, Suite 200, Orlando, Florida 32835, or by telephone request to (800) 561-4148.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. (Eastern Time) on June 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. (Eastern Time) on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74399-P32514

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ABACUS GLOBAL MANAGEMENT, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of the three Class II Director Nominees	☐	☐	☐

01) Cornelis Michiel van Katwijk
02) Mary Beth Schulte
03) Karla Radka

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of auditors	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V74400-P32514

ABACUS GLOBAL MANAGEMENT, INC.
Annual Meeting of Stockholders
June 12, 2025 4:00 PM (Eastern Time)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) William H. McCauley and Christopher Romaine, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ABACUS GLOBAL MANAGEMENT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 4:00 PM, (Eastern Time) on June 12, 2025, at the Nasdaq MarketSite, 151 W. 42nd Street, 10th Floor, New York, NY 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side